Exhibit 10.40
Second Amendment
to the
Lump Sum Design-Build Agreement
Between
Homeland Energy Solutions, LLC
and
Fagen, Inc.
dated November 29, 2007
This Second Amendment to the Lump Sum Design-Build Agreement dated July 6, 2007 (the “Second Amendment”) is made and entered into by and between Homeland Energy Solutions, LLC (“Owner”) and Fagen, Inc. (“Design-Builder”), effective as of November 29, 2007 (the “Effective Date”).
RECITALS:
A.	Design-Builder and Owner previously entered into a Lump Sum Design-Build Agreement on July 6, 2007 (the “Agreement”).

B.	Design-Builder and Owner also entered into a First Amendment to the Agreement on July 6, 2007 (the “First Amendment”).

C.	Design-Builder and Owner desire to amend the provisions in the Agreement that were amended in the First Amendment.
NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:
1.	Section 9.3 set forth in the First Amendment and entitled “Promissory Note” is hereby deleted in its entirety;

2.	Exhibit 1 to the First Amendment entitled “Subordinated Secured Promissory Note” is hereby deleted in its entirety; and
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Second Amendment to Design-Build Agreement

3.	Exhibit 2 to the First Amendment entitled “Subordinated Mortgage” is hereby deleted in its entirety.
IN WITNESS WHEREOF, the undersigned have entered into and agreed to the foregoing Second Amendment to the Lump Sum Design-Build Agreement as of the Effective Date set forth above.

OWNER:		DESIGN-BUILDER
HOMELAND ENERGY SOLUTIONS LLC		FAGEN, INC.

By:	/s/ Stephen K. Eastman Authorized Representative	By:	/s/ Jennifer A. Johnson Authorized Representative

Title:	President	Title:	CFO
Second Amendment to Design-Build Agreement

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